Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Brightwood Capital Corporation I (the “Company”) for the three months ended September 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sengal Selassie, Chief Executive Officer of the Company, hereby certify, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2022

/s/Sengal Selassie

Sengal Selassie
Chief Executive Officer